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                                                                    EXHIBIT 10.2


                                     NSTAR
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     (RESTATED EFFECTIVE AUGUST 25, 1999)



SECTION 1.  PURPOSE; BACKGROUND

     The purpose of the NSTAR Supplemental Executive Retirement Plan (the "Plan") is to reward certain key executive employees of NSTAR (the "Company") and its affiliates through supplemental retirement payments. This Plan is an amendment, restatement and continuation of the Boston Edison Company Supplemental Executive Retirement Plan. The effective date of this restated Plan is August 25, 1999.

SECTION 2.  ADMINISTRATION

     The Executive Personnel Committee (the "EPC") and the Retirement Committee (the "RC"), each as defined in the NSTAR Pension Plan, will be responsible under the Plan for carrying out their respective administrative and other duties as set forth in the Plan. In addition, the EPC has the full discretionary power and authority to interpret the plan, settle all disputes which may arise in connection with the Plan, and establish any claims procedures required by the Employee Retirement Income Security Act of 1974, as amended from time to time. The decisions, interpretations and determinations made by the EPC or the RC relating to the Plan will be final and conclusive on all persons.
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     The Company agrees to indemnify and to defend to the fullest possible extent permitted by law any member of the EPC and the RC (including any person who formerly served as a member of the EPC or the RC) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan.

SECTION 3.  PARTICIPANTS

     Participants in the Plan will be those key executive employees of the Company and its affiliates selected from time to time by the EPC to participate in plan benefits.

SECTION 4.  BENEFITS

     (A) FULL BENEFIT. Each Participant who attains his or her Full Benefit Age (as hereinafter defined) while an employee of the Company or its affiliates and who thereafter ceases to be an employee of the Company and its affiliates will receive an annual benefit calculated as of the date he or she ceases to be an employee of the Company and its affiliates, expressed as a single life annuity, equal to the excess (if any) of (A) over (B), where (A) is the excess of (i) 60% of his or her Highest Average Total Compensation ( as hereinafter defined), over (ii) 50% of the Participant's Primary Social Security Benefit (as hereinafter defined), which excess is then multiplied by a fraction the numerator of which is his or her Full Years of Continuous Service (as hereinafter defined) at the time of his or her termination (which in no event shall exceed 20) and the denominator of which is 20; and where (B) is the sum of the lump sum benefits which the Participant would be entitled to receive at such time from the NSTAR Pension Plan (as from time to time amended) and the NSTAR Excess Benefit Plan (as from time to time amended), expressed as an actuarial equivalent single life annuity (as determined by the RC with reference to such actuarial factors as it shall select from time to time).

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For purposes of (B) above, it will be assumed that the Participant elected a lump sum benefit under said NSTAR Pension and Excess Benefit Plans regardless of the actual form of benefit elected by the Participant.

     (B) REDUCED BENEFIT. Each Participant who attains age 55 while an employee of the Company or its affiliates, who completes five Full Years of Continuous Service and who thereafter ceases to be an employee of the Company and its affiliates (but prior to his Full Benefit Age) will receive a reduced annual benefit calculated as of the date he or she ceases to be an employee of the Company and its affiliates in the same manner as described in Section 4(a) above for a full benefit, but reduced by an amount equal to .41666% multiplied by the aggregate number of months between the date his or her benefit commences and his or her Full Benefit Age. A Participant who has not attained age 55 or who has not completed five Full Years of Continuous Service, but who has entered into a change in control agreement with the Company and whose age plus the number of any additional years of service credited to him under said change in control agreement for purposes of the Plan is 50 or more, will be considered to have an accrued benefit under the Plan for purposes of said change in control agreement, based upon his or her number of Full Years of Continuous Service and calculated and reduced as of his or her termination date in the same manner as described in the preceding provision of this Section 4(b).

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     (C)  PAYMENTS OF BENEFITS.  The annual benefit payable to a Participant under Section 4(a) or (b) above will be paid as a single life annuity, a Spousal Joint and Survivor Annuity (as hereinafter defined) or a Single Sum (as hereinafter defined), as elected by the Participant in accordance with rules and procedures established by the RC.

     (D) BENEFIT DEFINITIONS. For purposes of the Plan, the following terms have the following meanings:

          (1) HIGHEST AVERAGE TOTAL COMPENSATION means the average of the Participant's Total Compensation (as hereinafter defined) for the 36 consecutive months in which the Participant had the highest Total Compensation.

          (2) SINGLE SUM means a single payment of actuarial equivalent value to a single life annuity (as determined by the RC with reference to such actuarial factors as it shall select from time to time).

          (3) FULL BENEFIT AGE means, for each Participant, age 62 or such other age as the EPC may determine for a Participant.
          (4) PRIMARY SOCIAL SECURITY BENEFIT means the "Primary Social Security Benefit," as defined under the NSTAR Pension Plan (as from time to time amended), as determined by the RC.

          (5) TOTAL COMPENSATION means, for any calendar month, the Participant's base compensation and annual bonus payments paid to the Participant during such calendar month by the Company or its affiliate, plus any amounts that would have been paid to the Participant during the calendar month by the Company or its affiliate as base compensation or annual bonus but for a salary reduction agreement in effect during such month under the NSTAR Deferred Compensation Plan, as from time to time amended, or pursuant to Sections 125 or 401(k) of the Internal Revenue Code of 1986 as amended.

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          (6)  SPOUSAL JOINT AND SURVIVOR ANNUITY means an annuity of actuarial equivalent value to a single life annuity (as determined by the RC with reference to such actuarial factors as it shall select from time to time), under which the Participant receives a reduced benefit during his or her lifetime, and following the Participant's death, 50% (or 66 2/3% or 100%, as elected by the Participant) of such reduced benefit is paid for the life of the person who was the Participant's spouse on the date benefits commenced to the Participant.

          (7) FULL YEARS OF CONTINUOUS SERVICE means, for each Participant, the number of full years of continuous service with the Company and its affiliates, beginning with the date on which the individual becomes a Participant in the Plan, credited to the Participant for purposes of the Plan by the EPC, plus such other periods, if any, as the EPC shall determine.

SECTION 5.  PRE-RETIREMENT DEATH BENEFIT

     In the case of a Participant who dies after attaining age 55 and completing five Full Years of Continuous Service, but prior to the commencement of his or her benefits under Section 4 above, his or her surviving spouse, if any, will be entitled to receive an annual benefit for his or her lifetime equal to the benefit such spouse would have received if the Participant has ceased to be an employee of the Company and its affiliates and commenced receiving his or her benefit under the Plan immediately prior to his or her death under the 50% Spousal Joint and Survivor Annuity form. In lieu of such annual death benefit, the surviving spouse may elect to receive his or her benefit as a Single Sum in accordance with rules and procedures established by the RC.

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SECTION 6.  NO PLAN ASSETS

     Except as herein provided, the Company and its affiliates shall not be required to set aside or segregate any assets of any kind to meet its obligations hereunder and all benefits payable under the Plan will be paid from the general assets of the Company and its affiliates. The Company or its affiliates may, however, but is not required to, establish one or more "grantor trusts" of which the Company or its affiliate is treated as the owner under subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (a "grantor trust") and may deposit funds with the trustee of the grantor trust sufficient to satisfy the benefits. In the event the Company or its affiliate establishes such a grantor trust or trusts with respect to the Plan and at the time of a Change of Control (as defined in Appendix A attached to the Plan), any such trust (i) has not been terminated or revoked, and (ii) is not "fully funded" (as determined in its sole discretion by a majority of the individuals who were members of the EPC immediately prior to a Change of Control), the Company or its affiliate shall within ten days of such Change of Control deposit in such grantor trust or trusts assets sufficient to cause the trust or trusts to be "fully funded" as of the date of the deposit (as determined in its sole discretion by a majority of the individuals who were members of the EPC prior to a Change of Control).

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SECTION 7.  PARTICIPANT'S RIGHTS; NO ASSIGNMENT

     A Participant's or beneficiary's rights to benefits under the Plan shall be no greater than the rights of a general, unsecured creditor of the Company or its affiliates, and shall not be assignable or subject to alienation, anticipation, garnishment, attachment, or any other legal process by his creditors.

SECTION 8.  NO CONTRACT OF EMPLOYMENT

     The Plan will not be deemed to constitute a contract of employment between the Company or its affiliates and any Participant, or to be consideration for the employment of any Participant.

SECTION 9.  APPLICATION OF ERISA

     The Plan is intended to be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and shall be administered in a manner consistent with that intent.

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SECTION 10.  AMENDMENT OR TERMINATION

     This Plan may be amended or terminated at any time and in any respect by the Company or the EPC; provided, however, that no amendment or termination shall reduce or otherwise adversely affect the rights of a Participant or his or her beneficiary to benefits accrued under the Plan immediately prior to such amendment or termination without his or her prior written consent; and further provided, that no amendment or termination following a Change of Control shall eliminate or reduce the Company's or its affiliates' obligations to deposit assets in the grantor trust or trusts as described in Section 6. Furthermore, following a Change of Control, this Section 10 may not be amended.

SECTION 11.  GOVERNING LAW
     This Plan shall be governed by and construed under the laws of the Commonwealth of Massachusetts, to the extent such laws are not preempted by federal laws.

     IN WITNESS WHEREOF, NSTAR has caused this Plan to be executed by its officer hereunto duly authorized this 4th day of August, 2000.

                              NSTAR

                              By: /s/ Thomas J. May
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                                  Appendix A
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                              "Change of Control"

     For the purposes of this Plan, a "Change of Control" shall mean:

1. The acquisition by any Person of ultimate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding common shares (or shares of common stock) of the Parent (the "Outstanding Parent Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Parent entitled to vote generally in the election of trustees (or directors) (the "Outstanding Parent Voting Securities"); provided, however, that for purposes of this subsection
(a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Parent, (ii) any acquisition by the Parent or an affiliate of the Parent, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Parent, the Company or any affiliate of the Parent or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Appendix A; or

2. Individuals who, as of the date hereof, constitute the Board of Trustees of the Parent (the "Incumbent Board") cease for any reason to constitute at least a majority of such board; provided, however, that any individual becoming a trustee (or director) subsequent to the date hereof whose election, or nomination for election by the Parent's shareholders, was approved by a vote of at least a majority of the trustees (or directors) then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but

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excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees (or directors) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than such board; or

3. Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Parent (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination more than 50% of, respectively, the then outstanding common shares (or shares of common stock) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees (or directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Parent or all or substantially all of the Parent's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Parent or the Company or such

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entity resulting from such Business Combination) ultimately beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding common shares or shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of trustees (or board of directors) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Trustees of the Parent, providing for such Business Combination; or

4. Approval by the shareholders of the Parent of a complete liquidation or dissolution of the Parent.

     For purposes of this Appendix A, the term "Parent" shall mean NSTAR, or, if any entity shall own, directly or indirectly through one or more subsidiaries, more than 50% of the outstanding common shares of NSTAR, such entity, and (ii) the term "Person" shall mean any individual, corporation, partnership, company, limited liability company, trust or other entity, which term shall include a "group" within the meaning of Section 13(d) of the Securities Act of 1934, as amended.

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